EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Annual Report of Clearly Canadian Beverage Corporation (the “Company”) on Form 20-F/A Amendment No. 3 for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Brent Lokash, President of the Company, and Matthew Hoogendoorn, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2006

/s/ Brent Lokash
_______________________
Name: Brent Lokash
Title: President

/s/ Matthew Hoogendoorn
_______________________
Name: Matthew Hoogendoorn
Title: Chief Financial Officer